SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2017

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	108323 (Commission File Number)	061059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors' Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2017, Michelle D. Gass notified the Board of Directors of Cigna Corporation (the "Company") of her resignation from the Board effective immediately.  Ms. Gass' decision to resign was not a result of any disagreement with the Company or its management.

In connection with Ms. Gass' resignation, the Board, as permitted by the Company's bylaws, reduced the number of directors on the Board from eleven to ten.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: February 24, 2017	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President
and General Counsel